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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 22, 2003


                              MEGO FINANCIAL CORP.

                   ___________________________________________

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEW YORK                 1-8645               13-5629885
           (STATE OR OTHER          (COMMISSION          (IRS EMPLOYER
           JURISDICTION OF           FILE NUMBER)          IDENTIFICATION NO.)
                 FORMATION)


              2280 CORPORATE CIRCLE, HENDERSON,  NV          89074
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (702) 992-3001


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ITEM  5:  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURES

LEISURE  INDUSTRIES  FILES  CHAPTER  11  FOR  FIVE  ADDITIONAL  SUBSIDIARIES

Mego  Financial  Corp.  doing  business  as  Leisure  Industries  Corporation of
America, which filed for reorganization on July 9, 2003, filed Chapter 11 bankruptcy for five additional subsidiaries of Leisure Industries on Monday, July 21, 2003. The subsidiaries are Steamboat Suites, Inc., Brigantine Preferred Properties, Inc., Colorado Land and Grazing Corporation, Cimarron Golf Club LLC and Overlook Food and Beverage Company. They were filed under the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada in Reno.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEGO  FINANCIAL  CORP.


                                     By: /s/ C.  Alan  Bentley
                                         -----------------------------------
                                             C.  Alan  Bentley
                                             Trustee


Dated:  July 22, 2003

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